UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2004

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events and Required FD Disclosure.

                    On May 13, 2004, the Company issued a press release announcing that recent findings concerning antibody-mediated thrombosis, an autoimmune disease that is the target of LJP 1082, the Company's early clinical drug candidate for the treatment of such disease, were published in two peer-reviewed journals. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

                    (c) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: May 13, 2004	By:	/s/ Gail A. Sloan

Gail A. Sloan
Vice President of Finance and Controller

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release